SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant To Section 14(a) of
                       the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
- ------------------------------------------------------------------------------

                      THE NETWORK CONNECTION, INC.
                (Name of Registrant as Specified In Its Charter)

- ------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

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      (4) Date Filed:


	THE NETWORK CONNECTION, INC.

	NOTICE OF ANNUAL MEETING OF
SHAREHOLDERS
	TO BE HELD JUNE 12, 1997

To the Shareholders of
THE NETWORK CONNECTION, INC.:


	NOTICE IS HEREBY GIVEN that the Annual Meeting
(the "Annual Meeting") of Shareholders of The Network
Connection, Inc. (the "Company" or the "Corporation") will be held at the corporate offices of the Company, 1324 Union Hill
Road, Alpharetta, Georgia, on Thursday, June 12, 1997, at 10:00 a.m. local time for the following purposes:

		1.	To elect one (1) director to hold office until
the 2000 Annual Meeting;

		2.	To ratify the selection of Coopers &
Lybrand L.L.P. as auditors of the Company for the Fiscal
Year ending December 31, 1997;

		3.	To authorize and ratify an increase of the
number of shares of common stock of the Company, $.001 par value (the "Common Stock"), underlying and available for the granting of options under the Company's
1994 Employee Stock Option Plan (the "Employee Plan"), from 700,000 shares of Common Stock to 1,200,000 shares of Common Stock; and

		4.	To transact such other business as may
properly come before the meeting or any adjournment or adjournments thereof.

	Only shareholders of record at the close of business on May 19, 1997 will be entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof.


							By Order of
the Board of Directors


							Kevin D.
Sheldon, Secretary



WHETHER OR NOT YOU PLAN TO ATTEND THE
ANNUAL MEETING, PLEASE COMPLETE, SIGN AND
RETURN YOUR PROXY CARD PROMPTLY IN THE
ENCLOSED STAMPED ENVELOPE PROVIDED FOR
YOUR USE.  IF YOU DO ATTEND THE MEETING AND
DECIDE THAT YOU WISH TO VOTE IN PERSON, YOU
MAY WITHDRAW YOUR PROXY.



	THE NETWORK CONNECTION, INC.

	1324 Union Hill Road

	Alpharetta, Georgia 30201


	___________________________________
	PROXY STATEMENT
___________________________________


For the Annual Meeting of Shareholders

To be Held on June 12, 1997

	GENERAL INFORMATION CONCERNING
SOLICITATION

	This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of The Network Connection, Inc. (hereinafter referred to as the "Company" or the "Corporation"), for its Annual Meeting of Shareholders (the "Meeting") to be held at 10:00 A.M. on Thursday, June 12, 1997, or any adjournments thereof, at the corporate offices of the Company, 1324 Union Hill Road,
Alpharetta, Georgia. Shares cannot be voted at the meeting unless their owner is present in person or represented by proxy. Copies of this proxy statement and the accompanying form of proxy shall be mailed to the shareholders of the Company on or about May 21, 1997, accompanied by a copy of the Annual Report of the Company containing financial statements as of and for the Fiscal Years ended December 31, 1996 and 1995, together with other information respecting the Company.

	If a proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the specifications made, or if no specification is made the shares will be voted to approve each proposition and to elect the nominee for director identified on the proxy. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by filing with the Secretary of the Company a notice in writing revoking it. A proxy may also be revoked by any shareholder present at the Meeting who expresses a desire in writing to revoke a previously delivered proxy and to vote his or her shares in person. The mere presence at the Meeting of the person appointing a proxy does not revoke the appointment. In order to revoke a properly executed and returned proxy, the Company must receive a duly executed written revocation of that proxy before it is voted. A proxy received after a vote is taken at the Meeting will not revoke a proxy received prior to the Meeting; and a subsequently dated proxy received prior to the vote will revoke a previously dated proxy.

	All expenses in connection with the solicitation of proxies, including the cost of preparing, handling, printing and mailing the Notice of Annual Meeting, Proxies and Proxy Statements will be borne by the Company. Directors, officers and regular employees of the Company, who will receive no additional compensation therefor, may solicit proxies by telephone or personal call, the cost of which will be nominal and will be borne by the Company. In addition, the Company will reimburse brokerage houses and other institutions and fiduciaries for their expenses in forwarding proxies and proxy soliciting material to their principals.


	SECURITY OWNERSHIP OF MANAGEMENT
	   AND PRINCIPAL SHAREHOLDERS


	At the close of business on May 19, 1997, there were outstanding 4,124,993 shares of Common Stock of the Company
(the "Common Stock"), which constituted all of the issued and outstanding voting securities of the Company. Each shareholder is entitled to cast one vote for each share of Common Stock which is present at the Meeting either in person or by proxy. Only holders of record of the outstanding shares of the Common Stock at the close of business on May 19, 1997, will be entitled to vote at the Meeting. There are no pending legal proceedings to which any director, nominee for director or officer, or affiliate of the Company, or any owner of record or beneficially of more than five percent of the Common Stock, is a party adverse to the Company.

	The following table sets forth certain information as of May 19, 1997 with respect to the beneficial ownership of the Common
Stock of the Company by each of the Company's directors, nominee for director, executive officers and all directors and executive officers of the Company as a group, and except as noted to the contrary, as of May 19, 1997 for each beneficial owner of more than 5% of the total number of outstanding shares of the Common Stock of the Company other than directors or executive officers.


	Number

	Shares

	Beneficially	Percent

	Owned	(1)	Owned

Wilbur Riner			Director, Chairman of the Board			      -0-(2)		   -0-%
1324 Union Hill Road		of Directors and Chief Executive
Alpharetta, GA 30201		Officer

Barbara Riner			President					532,443(3)		  12.9%
1324 Union Hill Road
Alpharetta, GA 30201

James Riner			Director and Vice President of			  86,134(4)		   2.5%
1324 Union Hill Road		Research and Development and
Engineering
Alpharetta, GA 30201

Bryan Carr			Director, Vice President and			   88,750(5)		   2.2%
1324 Union Hill Road		Chief Financial Officer
Alpharetta, GA 30201


James Newman		Director					    1,500(6)		   *
P.O. Box 1378
Studio City, CA 91614

Marc Doyle			Director and Nominee for Director			      1000(6) 		       *
P.O. Box 8688
Atlanta, GA 30306

Focus Financial Corp.								  627,561(7)  		15.2%
9324 Collins Avenue
Bal Harbour, FL 33154

Infinity Fund L.P.								  310,337(8)		7.5%
3565 Piedmont Road N.E.
3 Piedmont Center
Atlanta, GA 30305

All directors and							            777,940(9)		18.9%
executive officers as a
group (10 persons)
____________________

(1)	As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) within 60 days of May 19, 1997. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment power with respect to all shares shown as beneficially owned by them.

(2)	Does not include 490,120 shares held by Barbara Riner, the wife of
Wilbur Riner. Also does not include options exercisable to purchase an aggregate of 42,323 shares held by Barbara Riner. Mr. Riner has disclaimed all beneficial interest in the shares held by his wife.

(3)	Includes options exercisable to acquire 42,323 shares. Barbara Riner is the wife of Wilbur Riner.

(4)	Includes options exercisable to acquire 6,848 shares of the Company's common stock.

(5)	Includes options exercisable to acquire 54,750 shares of the
Company's common stock.
<R/>
(6)	Includes, in the case of Mr. Newman, options exercisable within sixty days to acquire 500 shares of the Company's common stock. Includes, in the case of Mr. Doyle, options exercisable within sixty days to acquire 1000 shares of the Company's common stock.

(7)	Includes 80,100 shares with sole voting power and 547,461 shares with shared voting power; and includes 80,100 shares with sole investment power and 547,461 shares with shared investment power. Share information is derived from Securities and Exchange Commission filings.



(8)	Share information was obtained from Infinity Fund L.P.

(9)	Includes options, which are exercisable to acquire 125,171 shares by officers and directors of the Company.
<R/>


	DIRECTORS, NOMINEES FOR DIRECTOR
	AND EXECUTIVE OFFICERS OF THE COMPANY

	The following table sets forth information with respect to directors, nominees for directors, executive officers and key employees of the Company as of May 19, 1997.

Name
Age
Position
Wilbur Riner(2)(3)(4)
68
Chief Executive Office; Chairman of the Board of Directors
since 1986
Barbara Riner
53
President
James Riner(2)
32
Vice President - Research and Development and Engineering;
Director since 1986
Bryan Carr(3)
42
Vice President - Finance and Chief Financial Officer;
Treasurer; Director since 1996
Luther Maners
56
Vice President of Sales and Marketing - Transportation and
Entertainment
Kevin Sheldon
42
Secretary, General Counsel
Marc Doyle(1)(2)(4)
49
Director since 1995 and Nominee for Director
James
Newman(1)(2)(4)
71
Director since 1995
___________

(1)	Member of the Employee Stock Option Committee.

(2) Member of the Audit Committee.

(3) Member of the Director Stock Option Committee

(4)	Member of the Compensation Committee

	Wilbur Riner - Chairman and Chief Executive Officer.
Mr. Riner co-founded the Company with his son, James Riner, in 1986, at which time he became Chairman and Chief Executive
Officer. He is responsible for the overall direction of the Company and its operating divisions. Prior to joining the Company, from 1984 to 1986, Mr. Riner was the CEO of Asher Technologies, which was a manufacturer of telecommunications products. Prior to that, Mr. Riner had served as Executive Vice President for OKI Telecom's operations in the United States (1981-1984), Vice President/United States Sales and Marketing for Mitel Corp. (1979 to 1981), and General Manager of ITT North Microsystems for
ITT Telecommunication (1975 to 1979). In all of these positions, Mr. Riner has combined technical expertise in telecommunications engineering with sales and marketing business acumen. Mr. Riner is the husband of Barbara Riner, the father of James Riner and the father-in-law of Kevin Sheldon.

	Barbara Riner - President. Ms. Riner co-founded the Company in 1986, and has been responsible for overseeing the purchasing department of the Company as well as its accounting department since that time. From 1966 to April 1971, Ms. Riner worked in the accounting office of SCM Corporation. From 1971 to 1986, Ms. Riner was a homemaker. Ms. Riner is the wife of Wilbur Riner, the step mother of James Riner, and the mother-in-law of Kevin Sheldon.

	James Riner - Vice President - Research and Development and Engineering and Director. Mr. Riner co-founded the Company in 1986, joining the Company on a full-time basis as Vice President - Engineering and Research and Development, Secretary and Treasurer in 1987. In that capacity he is responsible for all product technical support, as well as all new product development. Mr. Riner co-developed the Company's TRIUMPH family of servers, including the TRAC asymmetric I/O processor to provide RAID level protection (1992). Mr. Riner is the son of Wilbur
Riner and the step son of Barbara Riner.

	Bryan Carr - Vice President - Finance and Chief Financial Officer, Treasurer and Director. Mr. Carr joined the Company in July 1995 as Chief Financial Officer and was appointed Vice President - Finance in November 1995. Mr. Carr was appointed a director of the Company in April of 1996, and was appointed Treasurer of the Company in November of 1996. He is responsible for the Company's overall financial management and policy making and conduct of the Company's relationship with creditors, shareholders and the financial community. Prior to joining the Company, from 1988 to 1995, Mr. Carr was Director of Business Administration for LXE, Inc., a public company providing wireless data communications products worldwide. From 1981 to 1988 he was Controller for UTL Corporation, a public company providing advanced communications systems for Government and commercial applications internationally. Prior to 1981 he was a senior auditor with Coopers & Lybrand.


	Luther Maners - Vice President of Sales and Marketing - Transportation and Entertainment. Mr. Maners joined the
Company in January 1996 as Vice President - AirView Sales with responsibility for sales management and marketing support for the AirView products of the Company. From 1986 to 1996, Mr.
Maners was Vice President of Sales for Burns Aerospace, a worldwide supplier of aircraft seats and cabin management system integration. His responsibilities included overall sales management and direct account responsibility for selected airline and major leasing companies. From 1980 to 1986, he held various direct sales management positions at Burns Aerospace. From 1981 to 1986,
Mr. Maners was Director of Contract Services for World Airways, a company providing third party contract aircraft maintenance services worldwide.

	Kevin Sheldon - Secretary and General Counsel.  Mr.
Sheldon re-joined the Company in August of 1996 as General
Counsel with responsibility for the legal, risk management and human resource affairs of the Company. Mr. Sheldon was appointed to the position of Secretary of the Company in November of 1996. Prior to joining the Company, from 1994 to 1996, Mr. Sheldon was Legal Counsel and Contracts Manager for
LXE, Inc., a public company providing wireless data communications products worldwide. His responsibilities included negotiating and drafting a full range of high technology commercial licenses and various other agreements, as well as managing the contractual aspects of LXE's distribution channels. He served his first term with the Company from 1992 to 1994 as its Corporate Counsel. Prior to that, Mr. Sheldon was in private practice at the law firm of Brown Raysman and Millstein in New York, New
York, from 1990 to 1992 where he specialized in high technology commercial transactions. Mr. Sheldon is the son-in-law of Wilbur Riner and Barbara Riner.

	Marc Doyle - Director. Mr. Doyle joined the Company in July 1995 as a director. Mr. Doyle founded in 1988, and is currently President of, Doyle & Associates, a program development and production company for television and industrial video material. From 1974 to 1988, Mr. Doyle was Director of Station Operations at WAGA-TV, a CBS affiliate, responsible for managing program acquisition and development as well as operational functions such as program production and marketing. During his tenure at WAGA, Mr. Doyle was a three time Emmy award winner and produced numerous award winning programs.

	James Newman - Director.  Mr. Newman joined the
Company in July 1995 as a director. Mr. Newman, a behavioral scientist, founded and has managed the PACE organization, a motivational development company, providing tools for increased success to top executives and sales professionals since 1961. Mr. Newman is a well recognized author and speaker on human behavior topics.


Director's Terms

	The Company has a classified Board of Directors, and the term of only one member of the Board of Directors, Marc Doyle, terminates at the date of the 1997 Annual Meeting of Shareholders.
 Mr. Doyle is nominated for election to a three year term, ending at the 2000 Annual Meeting of Shareholders. Messrs. James Riner and James Newman currently serve as directors under two-year terms ending at the date of the 1998 Annual Meeting of Shareholders. Messrs. Wilbur Riner, and Bryan Carr currently serve as directors under three-year terms ending at the date of the 1999 Annual Meeting of Shareholders.





	Compliance with Section 16(a) of the Securities
Exchange Act

	Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own beneficially more than ten percent (10%) of the Common
Stock of the Company, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Copies of all reports are required to be furnished to the Company pursuant to Section 16(a). Based solely on the reports received by the Company and on written representations from reporting persons, the Company believes that persons subject to the reporting requirements complied with all applicable Section 16(a) filing requirements during the fiscal year ended December 31, 1996.

	SUMMARY COMPENSATION TABLE

	The following table sets forth the amount of all compensation paid by the Company for services rendered during each of the three (3) Fiscal Years of the Company ended December 31, 1996, 1995 and 1994 to each of the Company's most highly compensated executive officers and key employees whose total (salary and bonus) compensation exceeded $100,000, and to the Chief Executive Officer of the Company during each of those periods.


SUMMARY COMPENSATION TABLE

	Annual Compensation	Long Term
	Compensation


Name and
Principal Position


Year


Salary


Bonus

Other Annual
Compensation
Securities
Underlying
Options/SARs (#)

 Wilbur Riner, Chairman and
Chief Executive Officer

1996
1995
1994


$101,414
85,000
 85,000(1)



-0-
-0-
-0-


$24,375(2)
23,400(2)
6,300(2)


20,000
-0-
-0-


(1)	Includes $10,229 of accrued salary owed to Wilbur Riner as of
December 31, 1994.
(2)	Consists of the following:



Automobile
Allowance

Commissions
Total

Wilbur Riner --- 1996
$5,625
 $18,750
$24,375
Wilbur Riner --- 1995
5,400
18,000
23,400
Wilbur Riner --- 1994
5,400
900
6,300

	Mr. Riner, from time to time, provided significant assistance to the Company's sales and marketing staff in effecting sales of the Company's products, for which sales he received commission compensation.


Option/SAR Grants in Last Fiscal Year

	The following table sets forth certain information with respect to individual grants of stock options and freestanding SARs made to the named executive officer during the year ended
December 31, 1996.

	Individual Grants



Name
Number of
Securities
Underlying
 Options/
SARs Granted
% of Total
Options/
SARs
Granted to
Employees
in Fiscal
Year

Exercise
of Base
Price
($/Sh)
Expiration
Date

Wilbur Riner

70,000(1)

12.9%

$8.750

7/23/06

(1) In January of 1997, Mr. Riner elected to release his rights to 50,000 of the 70,000 options granted to him under the 1994 Employee Stock Option Plan thereby allowing the grant of such released options to other employees.


Aggregated Option/SAR Exercises in Last Fiscal Year and FY-
End Option/SAR Values

	The following table sets forth certain information with respect to the exercise of stock options and freestanding SARs by each of the named executive officers during the last completed fiscal year, and the fiscal year-end value of unexercised options and SARs for the last completed fiscal year.


Name

Shares
Acquired on
Exercise (#)
Value
Realized
($)
Number of
Securities
Underlying
Unexercised
Options/SARs
at FY-End (#)
Exercisable/
Unexercisable
Value of Unexercised
In-the-Money
Options/SARs at FY-
End ($) Exercisable/
Unexercisable

Wilbur Riner

-0-

-0-

0 /
70,000

$0 /
 $70,000


Compensation of Directors

	Directors who are employees of the Company receive no remuneration for their service as directors of the Company. Pursuant to the Company's 1995 Stock Option Plan for Non-
Employee Directors, directors who are not employees of the Company receive for their services, on the date first elected as a member of the Board and on each anniversary thereafter if they continue to serve on the Board of Directors, an automatically granted option to acquire 1,000 shares of the Company's common stock at its fair market value on the date of grant; such options become exercisable in two equal annual installments if the individual continues at that time to serve as a director, and once exercisable remain so until the fifth anniversary of the date of grant. The Company reimburses directors for travel and lodging expenses, if any, in connection with attendance at Board meetings.


Employment and Consulting Arrangements

	All of the Company's executive officers are employed under contracts approved by the Board of Directors.

	Wilbur L. Riner serves as Chief Executive Officer of the Company pursuant to the terms of a five-year employment agreement which terminates on October 31, 1998. Mr. Riner receives an annual base salary of $101,414 per year. The employment agreement provides for payment of bonuses and for such other fringe benefits as are paid to other executive officers of the Company. Such fringe benefits take the form of medical coverage and an automobile expense allowance of $470 per month, the aggregate value of which is estimated at approximately $5,640 per year.

	Barbara L. Riner serves as President of the Company pursuant to the terms of a five-year employment agreement which terminates on October 31, 1998. Ms. Riner receives an annual base salary of $66,760 per year. The employment agreement provides for payment of bonuses and for such other fringe benefits as are paid to other executive officers of the Company. Such fringe benefits take the form of medical coverage and an automobile expense allowance of $450 per month, the aggregate value of which is estimated at approximately $5,400 per year.

	James E. Riner serves as Vice President of Research and Development and Engineering pursuant to the terms of a five-year employment agreement which terminates on October 31, 1998.
Mr. Riner receives an annual salary of $86,790 per year. The employment agreement provides for payment of bonuses and for such other fringe benefits as are paid to other executive officers of the Company. Such fringe benefits take the form of medical coverage and an automobile expense allowance of $300 per month, the aggregate value of which is estimated at approximately $3,600 per year.

	Bryan Carr serves as Vice President - Finance and Chief Financial Officer of the Company pursuant to the terms of an employment agreement which terminates on October 31, 1998. Pursuant to the approval of the Board of Directors, Mr. Carr's annual base salary was increased from $85,000 per year to $100,000 per year as of April, 1996. Mr. Carr also receives commissions of .5% for net sales which exceed $500,000 in a fiscal month. The employment agreement provides for payment of bonuses and for such other fringe benefits as are paid to other executive officers of the Company. Such fringe benefits take the form of medical coverage and an automobile expense allowance of $400 per month, the aggregate value of which is estimated at approximately $4,800 per year.

	Luther Maners serves as Vice President - AirView Sales of the Company pursuant to the terms of an employment agreement which terminates on January 11, 1999. Mr. Maners receives an annual base salary of $82,000 per year. The employment agreement provides for payment of bonuses and for such other fringe benefits as are paid to other executive officers of the Company. Such fringe benefits take the form of medical coverage and an automobile expense allowance of $450 per month, the aggregate value of which is estimated at approximately $5,400 per year.

	Kevin D. Sheldon serves as General Counsel and Secretary of the Company pursuant to the terms of a three-year employment agreement which terminates on December 6, 1999. Mr. Sheldon receives an annual base salary of $70,000 per year. The employment agreement provides for payment of bonuses and for such other fringe benefits as are paid to other executive officers of the Company. Such fringe benefits take the form of medical coverage and an automobile expense allowance of $400 per month, the aggregate value of which is estimated at approximately $4,800 per year.


Board Compensation Committee Report on Executive
Compensation

	The Board of Directors of the Company has decided that the best way to attract and retain capable employees on a basis that will encourage them to perform at increasing levels of effectiveness and to use their best efforts to promote the growth and profitability of the Company and its subsidiaries, is to enter into employment agreements with its senior executive officers. During the fiscal year ended December 31, 1996, Messrs. Wilbur Riner, James Riner,
Bryan Carr, Luther Maners and Kevin Sheldon and Ms. Barbara
Riner were all under contract with the Company. This enabled the Board to concentrate on particular employment contracts rather than on the formulation of more general compensation policies for all management and other personnel. As of May 19, 1997, all of the Company's senior members of management were employed under contracts approved by the full Board of Directors. The
Company believes that its compensation levels as to all of its employees are comparable to industry standards.

	In setting levels of compensation under such employment contracts, including that of Mr. Wilbur Riner as Chairman and Chief Executive Officer, and in approving management's compensation of all other Company employees, the Board of Directors evaluates the Company's overall revenue levels, the contribution of particular individuals to Company performance and industry compensation standards. Applying those standards, the Company's Compensation Committee in 1996 approved a fifteen percent increase in the compensation to Messrs. Wilbur Riner and James Riner and Ms. Barbara Riner. The members of the
Company's Board of Directors Compensation Committee are
Messrs. Bryan Carr, Mark Doyle and James Newman.


CERTAIN RELATIONSHIPS AND RELATED
TRANSACTIONS

	In March 1996, Barron Chase, the lead underwriter of its May 1995 initial public offering released certain "lock-up" restrictions on the holders of the Company's common stock, by (I) immediately releasing transfer restrictions on approximately 58,000 shares of common stock underlying stock options granted to members of management in January 1995 under the Company's employee stock option plan, (II) effective January 1, 1997, releasing transfer restrictions on another approximately 58,000 shares of common stock underlying stock options granted to members of management in January 1995 under the employee stock option plan, and (III) effective May 11, 1996, releasing transfer restrictions on shares of common stock purchased by all shareholders prior to the date of the Company's May 1995 initial public offering other than the shares held by management and members of the immediate family of Wilbur Riner, the Chairman and Chief Executive Officer of the Company.

	The Company purchased property and equipment in the amount of $89,668, on May 26, 1995, from Wilbur Riner,
Chairman and Chief Executive Officer of the Company. Mr. Riner acquired the property in 1990 for approximately $115,000. Prior to its purchase by the Company, the acquired property had been used in the Company's business operations.


ACTION TO BE TAKEN UNDER THE PROXY

	Unless otherwise directed by the grantor of the proxy, the persons acting under the accompanying proxy will vote the shares represented thereby: (a) for the election of the persons named in the next succeeding table as nominees for directors of the Company;
(b) for the proposal to ratify the appointment of Coopers &
Lybrand, L.L.P. as the Company's auditors for the current fiscal year; (c) for authorization and ratification of an increase in the number of shares of Common Stock underlying and available for the granting of options under the Company's 1994 Employee Stock Option Plan (the "Employee's Plan") from 700,000 shares of
Common Stock to 1,200,000 shares of Common Stock; and (d) in connection with the transaction of such other business that may be brought before the Meeting, in accordance with the judgment of the person or persons voting the proxy.



I.	ELECTION OF DIRECTORS

Nominees

	At the Meeting one director is to be elected to hold office until the 2000 Annual Meeting of Shareholders or until his or her successor shall be elected and shall qualify. The name of the nominee for election as a director, who is now serving as a director of the Company and whose current term as a director terminates at the date of the 1997 Annual Shareholders Meeting, and certain information furnished to the Company by such nominee with respect to him, as of May 19, 1997, are set forth below. Unless authority to vote for the nominee is withheld, it is intended that shares represented by proxies in the accompanying form will be voted for the election of the following nominee. In the event the nominee may become unable or unwilling to accept nomination or election, it is intended that the proxies will be voted for the election in his stead of such person as the Board of Directors may recommend, but the Board does not know of any reason why the nominee will be unable or unwilling to serve if elected.

Director
Name

Age

Since
Principal Occupation
During Last
 Five Years
Marc Doyle
48
*
*


* See "Directors, Nominees for Director and Executive Officers of the Company" on pages 4 through 6.

	The Board of Directors of the Company recommends that shareholders vote IN FAVOR OF the nominee for director.


Committees and Meetings of the Board

	The Company has Audit, Compensation, Employee Stock
Option, and Director Stock Option Committees of its Board of Directors. Messrs. Wilbur Riner, James Riner, Doyle and
Newman are members of the Audit Committee; and Messrs.
Doyle, Newman and Carr are members of the Compensation
Committee; Messrs. Doyle and Newman are members of the Employee Stock Option Committee; and Messrs. Wilbur Riner and
Carr ar members of the Director Stock Option Committee. During the 1996 fiscal year, there was one meeting held by the Audit Committee, and one meeting held by the Compensation
Committee. The function of the Audit Committee is to review the Company's financial statements and its ongoing results of operations on a quarterly basis, and to discuss and evaluate the financial controls that the Company has in place in order to assess the integrity of the Company's operations and its accounting and financial management practices. The function of the Compensation Committee is to evaluate management's decisions with respect to overall compensation levels for Company personnel, to make decisions with respect to the compensation of the Company's senior management, and to administer the Company's 1994 Employee
Stock Option Plan. The Company's Board of Directors held four full meetings during the 1996 fiscal year. No director attended fewer than 75% of the meetings of the full Board of Directors during any periods in which such person served as a director in 1996, and no director attended fewer than 75% of the meetings of any committee of the Board of Directors on which such person served during the period in which he served.


II.	RATIFICATION OF APPOINTMENT OF
INDEPENDENT AUDITORS FOR THE
FISCAL YEAR ENDING DECEMBER 31, 1997

	At the Meeting a vote will be taken on a proposal to ratify the appointment by the Board of Directors of Coopers & Lybrand, L.L.P. independent certified public accountants, as the independent auditors of the Company for the fiscal year ending December 31, 1997. Coopers & Lybrand, L.L.P. has no interest in or any relationship with the Company except as its auditors.

	During the Company's fiscal years ended December 31, 1996, there were no disagreements with Coopers & Lybrand, L.L.P. on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Coopers & Lybrand, L.L.P., would have caused Coopers & Lybrand, L.L.P. to make reference to the matter in their report.

Management believes the appointment to be in the best interest of the Company and recommends that it be ratified.


	A representative of Coopers & Lybrand, L.L.P. will be present at the Annual Meeting of Shareholders of the Company and will be given an opportunity to make a statement to the shareholders if he so desires. The representative will be available to respond to questions from shareholders.


III.	AUTHORIZATION AND RATIFICATION OF
THE INCREASE IN THE NUMBER OF
SHARES OF COMMON STOCK
UNDERLYING THE 1994 EMPLOYEE STOCK
OPTION PLAN



	At the Annual Meeting a vote will be taken on a proposal to approve the Amendment to the Company's 1994 Employee Stock
Option Plan (the "1994 Plan"), which increases the number of shares of Common Stock underlying stock options available for grant thereunder from the existing 700,000 shares of Common
Stock to 1,200,000 shares of Common Stock. A copy of the Amendment to the 1994 Plan is annexed as Exhibit A. As of May
19, 1997, stock options to purchase 644,629 shares of Common
Stock have been granted, and not expired or otherwise terminated, to the Company's employees and directors. That number of options constitutes 92.1% of the number of shares currently available for the granting of options under the 1994 Plan as currently approved by Company stockholders.
<R/>
	The 1994 Plan was authorized and adopted by the stockholders and the directors of the Company in 1994. The purpose of the 1994 Plan is to provide additional incentive to the directors, officers, employees and consultants of the Company who are primarily responsible for the management and growth of the Company. Each option granted pursuant to the 1994 Plan shall be designated at the time of grant as either an "incentive stock option" or as a "non-qualified stock option."

	Administration of the Plan. The 1994 Plan is administered by the Employee Stock Option Committee, which determines whom among those eligible will be granted options, the time or times at which options will be granted, the number of shares to be subject to options, the duration of options, any conditions to the exercise of options and the manner in and price at which options may be exercised. The Employee Stock Option Committee is authorized to amend, suspend or terminate the 1994 Plan, except that it is not authorized without stockholder approval (except with regard to adjustments resulting from changes in capitalization) to (i) increase the maximum number of shares that may be issued pursuant to the exercise of options granted under the 1994 Plan; (ii) permit the grant of a stock option under the 1994 Plan with an option exercise price less than 85% of the fair market value of the shares at the time such option is granted; (iii) change the eligibility requirements for participation in the 1994 Plan; (iv) extend the term of any option or the period during which any option may be granted under the 1994 Plan; or (v) decrease an option exercise price (although an option may be canceled and a new option granted at a lower exercise price).

	Shares Subject to the Plan. The 1994 Plan currently provides that options may be granted with respect to a total of 700,000 shares of Common Stock, subject to adjustment upon certain changes in capitalization without receipt of consideration by the Company. In addition, if the Company is involved in a merger, consolidation, dissolution or liquidation, the options granted under the 1994 Plan will be adjusted or, under certain conditions, will terminate, subject to the right of the option holder to exercise his option or a comparable option substituted at the discretion of the Company prior to such event. If any option expires or terminates for any reason, without having been exercised in full, the unpurchased shares subject to such option will be available again for the purposes of the 1994 Plan.

	Participation. Any employee, consultant or representative of the Company is eligible to receive incentive stock options or non-qualified stock options granted under the 1994 Plan. Non-employee directors may only receive non-qualified stock options.

	Option Price. The exercise price of each option shall be determined by the Stock Option Committee. However, the exercise price of each option on the date the option is granted may not be less than (i) 100% of the fair market value of the shares of Common Stock covered by an incentive stock option, or (ii) 85% of the fair market value of the shares of Common Stock covered by a non-qualified stock option. If an incentive stock option is to be granted to an employee who owns over 10% of the total combined voting power of all classes of the Company's stock, then the exercise price may not be less than 110% of the fair market value of the Common Stock covered by the option on the date the option is granted.

	Terms of Options. The Compensation Committee shall, in its discretion, fix the term of each option, provided that the maximum term of each option shall be 10 years. Incentive options granted to an employee who owns over 10% of the total combined voting power of all classes of stock of the Company shall expire not more than five years after the date of grant. The 1994 Plan will provide for the earlier expiration of options of a participant in the event of certain terminations of employment.

	Restrictions on Grant and Exercise. An Option may not be transferred other than by will or the laws of descent and distribution and, during the lifetime of the option holder, may be exercised solely by the option holder. The aggregate fair market value (determined at the time the option is granted) of the shares as to which an employee may first exercise incentive stock options in any one calendar year may not exceed $100,000. The
Compensation Committee may impose other conditions to exercise as it deems appropriate.



	Option Grants. As of May 19, 1997, the Company has granted an aggregate of 797,129 Options under the 1994 Plan, of which 152,500 options previously granted have either expired or terminated.
<R/>

	Termination. The 1994 Plan, unless sooner terminated by the Board of Directors or Compensation Committee, will terminate on October 1, 2004.

	Tax Treatment of Options. The Federal income tax treatment of non-qualified stock options under the 1994 Plan is generally less favorable to employees than the treatment accorded incentive stock options under the 1994 Plan. The option grantee realizes taxable income, if any, upon his exercise of a non-qualified stock option, not only upon sale of the shares acquired upon option exercise as would be the case for incentive stock options granted under the 1994 Plan. The tax treatment of non-qualified stock options is more favorable to the Company than the treatment accorded to the Company with respect to incentive stock options, because the Company is entitled to a tax deduction with respect to the grant of a non-qualified stock option. With respect to granting a non-qualified stock option, the Company would be entitled to a tax deduction and the optionee would realize taxable income upon being granted a non-qualified stock option, equal to the difference between the option exercise price and the fair market value of the underlying stock on the date of grant.

	The Company currently has no obligation to grant additional options under the 1994 Plan to any person, including any members of the Company's management.

	Subject to the shareholder approval to increase the number of shares of Common Stock underlying stock options available for grant under the 1994 Plan, in April 1997, the Employee Stock Option Committee has granted stock options to certain executive officers of the Company as follows:
Wilbur Riner, Chairman and Chief Executive Officer, 100,000 options; Bryan Carr, Vice President and Chief Financial Officer, 30,000 options; Kevin Sheldon,Secretary, 10,000 options. The exercise price for all such options is $6.50 per share; equal to fair market value on the date of grant.



	As of the close of business on May 19, 1997, the market value of the shares of Common Stock underlying all options outstanding under the 1994 Plan was approximately
$5,499,780.


	As of May 19, 1997, the persons or groups listed below hold outstanding stock options granted under the 1994 Plan to acquire shares of Common Stock, as follows:

Wilbur Riner
20,000 shares;
Barbara Riner
42,323 shares;
James Riner
31,848 shares;
Bryan Carr
117,000 shares;
Luther Maners
25,000 shares;
Kevin Sheldon
36,000 shares;
All current executive officers and directors of the Company as a group

274,171 shares(1);
All directors and nominees for directors as a group

170,848 shares; and
All employees who are not executive officers of the Company, as a group

277,808 shares(1)
<R/>
(1)  Does not include options which have expired, been exercised or terminated.

Management believes approval of the Amendment of the Company's 1994 Stock Option Plan is in the best interest of the Company and recommends that it be authorized and ratified.


	OTHER BUSINESS

	While management of the Company does not know of any matters which may be brought before the Meeting other than as set forth in the Notice of Meeting, the proxy confers discretionary authority with respect to the transaction of any other business. It is expected that the proxies will be voted in support of management on any question which may properly be submitted to the meeting.


	INCLUSION OF SHAREHOLDER PROPOSALS
	IN THE COMPANY'S PROXY STATEMENT

	If any shareholder desires to put forth a proposal to be voted on at the 1998 Annual Meeting of Shareholders and wishes that proposal to be included in the Company's Proxy Statement to be delivered to shareholders in connection with such meeting, that shareholder must cause such proposal to be received by the Company at its principal executive office no later than February 1, 1998. Any request for such a proposal, should be accompanied by a written representation that the person making the request is a record or beneficial owner of the lesser of at least 1% of the outstanding shares of the Company's Common Stock or $1,000 in market value of the Company's common shares and has held such shares for a least one year as required by the Proxy Rules of the Securities and Exchange Commission.


	AVAILABILITY OF FORM 10-K

The Company will provide, without charge, to any shareholder, upon written request of such shareholder, a copy of the Annual Report on Form 10-KSB for the Fiscal Year ended December
31, 1996 as filed with the Securities and Exchange Commission.

	Any request for a copy of the Form 10-KSB should include a representation that the person making the request was the beneficial owner, as of the record date, of securities entitled to vote at the Annual Meeting of Stockholders. Such request should be addressed to: The Network Connection, Inc., 1324 Union Hill
Road, Alpharetta, Georgia 30201; Attention:  Secretary.





______________________________________________________
___________

PLEASE SIGN, DATE AND RETURN THE ENCLOSED
PROXY IN THE ENVELOPE PROVIDED FOR SUCH
PURPOSE
______________________________________________________
___________

EXHIBIT A



AMENDMENT TO
THE NETWORK CONNECTION, INC.
1994 EMPLOYEE STOCK OPTION AGREEMENT


1.	AMENDMENT.

	Section 5 of The Network Connection, Inc. 1994 Employee Stock Option Plan (the "Plan") is hereby amended (the
"Amendment") to increase the number of shares of Common Stock of the Network Connection, Inc. available for the grant of options under the Plan from 700,000 shares to 1,200,000 shares by deleting existing Section 5(a) in its entirety and substituting the following therefor:

	"5.	OPTION SHARES

		The shares subject to Options granted under this Plan shall be shares of Common Stock and, except as otherwise required or permitted by Section
5(b) below, the aggregate number of shares with respect to which Options may be granted shall not exceed 1,200,000 shares. If an Option expires, terminates or is otherwise surrendered, in whole or in part, the shares allocable to the unexercised portion of such Option shall again become available for grants of Options hereunder. As determined from time to time by the Board of Directors, the shares available under this Plan for grants of Options may consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock which have been reacquired by the Company or a subsidiary following original issuance."


2.	EFFECTIVE DATE
	Upon approval by the holders of a majority of the outstanding shares of Common Stock of the Company, the Amendment will become effective on the date upon which such approval is obtained (the "Effective Date").


3.	EFFECT OF AMENDMENT
	Except as amended by the specific terms of this Amendment, the remaining terms and conditions of the Plan shall remain in full force and effect.



Wilbur Riner, Chairman

Date: ___________________




	THE NETWORK CONNECTION, INC.
	Proxy-Annual Meeting of Shareholders
	June 12, 1997


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS OF THE NETWORK CONNECTION, INC. TO BE HELD ON
JUNE 12, 1997.  THE SHAREHOLDER HAS THE RIGHT TO APPOINT AS HIS PROXY A
PERSON (WHO NEED NOT BE A SHAREHOLDER) OTHER THAN ANY PERSON DESIGNATED
BELOW, BY INSERTING THE NAME OF SUCH OTHER PERSON IN ANOTHER PROPER FORM OF
PROXY.

	The undersigned, a shareholder of The Network Connection, Inc.
(the "Corporation"), hereby revoking any proxy hereinbefore given, does hereby appoint Wilbur Riner and Barbara Riner, or either of them, as his proxy with full power of substitution, for and in the name of the undersigned to attend the Annual Meeting of the Shareholders to be held on June 12, 1997 at 1324 Union Hill Road, Alpharetta, Georgia, at 10:00 a.m., local time, and at any adjournments thereof, and to vote upon all matters specified in the notice of said meeting, as set forth herein, and upon such other business as may properly come before the meeting, all shares of stock of said Corporation which the undersigned would be entitled to vote if personally present at the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL
BE VOTED FOR ALL NOMINEES FOR DIRECTOR IDENTIFIED BELOW AND FOR ALL PROPOSALS.

1.	The Election of Directors
	Election of the following proposed director to hold office until the year 2000 Annual Meeting of Shareholders or until his successor shall be elected and shall qualify: Marc Doyle.

	FOR NOMINEE								WITHHOLD NOMINEE
	     (   )									(   )

2.	Ratify the Appointment of Coopers & Lybrand, L.L.P. as independent auditors for the Corporation for the fiscal year ending
December 31, 1997.

	(   ) FOR				(   ) AGAINST				(   ) ABSTAIN

3.	Approve the increase of the number of available shares underlying the
Corporation's Stock Option Plan from 700,000 shares of Common Stock to 1,200,000 shares of Common Stock;

	(   ) FOR				(   ) AGAINST				(   ) ABSTAIN

4.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER
BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

	(   ) FOR				(   ) AGAINST 				(   ) ABSTAIN

Dated: ______________________, 1997		__________________________	______________
						Signature			Print Name


						__________________________	______________________
						Signature, if Jointly Held	Print Name

							PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREIN, if signing as attorney, executor, administrator, trustee or guardian, indicate such capacity.  All joint tenants must sign.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

							The Board of Directors requests that you fill in the date and sign the
Proxy and return it in the enclosed envelope.

							IF THE PROXY IS NOT DATED IN THE ABOVE SPACE, IT IS DEEMED TO BE DATED ON
THE DAY ON WHICH IT WAS MAILED BY THE CORPORATION.